UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  October 2, 2009

GMV Wireless, Inc.
(Name of Small Business Issuer in its Charter)

Commission File Number: 333-158184

Nevada	7799	26-3988293
(State or Other Jurisdiction of Organization)	(Primary Standard Industrial Classification Code)	(IRS Employer Identification Number.)

16133 Ventura Blvd #215
Encino, CA 91436
(310) 200-5199
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)
Mr. Don Calabria, President
16133 Ventura Blvd #215
Encino CA 91436
(310) 200-5199
(Name, address, including zip code, and telephone number, including area code, of agent for service of process)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions: (see General Instructions A.2 below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d 2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Section 4. Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant's Certifying Accountant.

(1)           Previous Independent Registered Public Accounting Firm

(i)	On October 2, 2009, GMV Wireless, Inc. (the “Registrant”) dismissed its independent registered public accounting firm, Moore & Associates, Chartered (“Moore & Associates”).

(ii)
The reports of Moore & Associates on the financial statements of the Registrant as of December 31, 2008 and for the period from November 3, 2008 (inception) through December 31, 2008 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles other than an explanatory paragraph as to a going concern.

(iii)	The decision to change independent registered public accounting firm was recommended and approved by the Board of Directors of the Registrant.

(iv)
During the Registrant’s most recent period ended December 31, 2008 and any subsequent interim periods through October 1, 2009, (a) there were no disagreements with Moore & Associates on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Moore & Associates, would have caused it to make reference thereto in its reports on the financial statements for such periods and (b) there were no “reportable events” as described in Item 304(a)(1)(v) of Regulation S-K.

(v)
On August 27, 2009, the Public Company Accounting Oversight Board (“PCAOB”) revoked the registration of Moore & Associates because of violations of PCAOB rules and auditing standards in auditing the financial statements, PCAOB rules and quality controls standards, and Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 thereunder, and non-cooperation with the Board investigation.

(vi)
On October 2, 2009 the Registrant provided Moore & Associates with a copy of this Current Report and has requested that it furnish the Registrant with a letter addressed to the United States Securities and Exchange Commission stating whether it agrees with the above statements.  The Registrant is unable to obtain an Exhibit 16.1 to this Current Report on Form 8-K from Moore & Associates at the time of filing.

(2)           New Independent Registered Public Accounting Firm

Concurrently with the dismissal of Moore & Associates, the Board of Directors of the Registrant approved Li & Company, PC (“Li & Company”) as its new independent registered public accounting firm to audit and review the Registrant’s financial statements effective October 2, 2009.  During the most recent period ended December 31, 2008, and any subsequent period through the date hereof prior to the engagement of Li & Company, neither the Registrant, nor anyone on its behalf, has consulted Li & Company regarding:

(i)
either: the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the registrant’s financial statements, and either a written report was provided to the registrant or oral advice was provided that the new accountant concluded was an important factor considered by the registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or

(ii)	any matter that was either the subject of a disagreement as defined in paragraph 304(a)(1)(iv) of Regulation S-K or a reportable event as described in paragraph 304(a)(1)(v) of Regulation S-K.

Section 9. Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired: None
(b) Pro-Forma Financial Statements: None
(c) Exhibits: See below

Exhibit No.	Description

Exhibit 16.1	E-mail exchange between Don Calabria and Moore & Associates*

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Total GMV Wireless, Inc. (Registrant)

Date: October 7, 2009	By:	/s/ Don Calabria
Don Calabria
Chairman and Chief Executive Officer